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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 13, 2002

                               OMNICOM GROUP INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

         1-10551                                      13-1514814
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(Commission File Number)                  (I.R.S. Employer Identification No.)

                  437 Madison Avenue, New York, New York 10022
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               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 415-3600
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              (Registrant's Telephone Number, Including Area Code)

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Item 4. Changes in Registrant's Certifying Accountants.

      The Board of Directors of Omnicom Group Inc., upon the recommendation of its Audit Committee, has determined not to rehire Arthur Andersen LLP as Omnicom's independent accountants and authorized the engagement of KPMG LLP to serve as Omnicom's independent accountants for 2002. The change in auditors is effective June 13, 2002.

      Arthur Andersen's reports on Omnicom's consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

      During the years ended December 31, 2001 and 2000 and through June 13, 2002, there were no disagreements between Omnicom and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused the firm to make reference to the subject matter thereof in connection with their report on Omnicom's consolidated financial statements for such years, and there were no reportable events as described in
Item 304(a)(1)(v) of Regulation S-K.

      Omnicom has provided the foregoing disclosures to Arthur Andersen and, as requested by Omnicom, Arthur Andersen furnished the Company with a letter, dated the date of this Report, stating its agreement with the foregoing disclosures. A copy of the letter is filed as Exhibit 16 to this Report.

      Omnicom's press release announcing the change is filed as Exhibit 99 to this Report.

      During the years ended December 31, 2001 and 2000 and through June 13, 2002, Omnicom did not consult with KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Omnicom's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits. The following exhibits accompany this report:

                         16  Letter from Arthur Andersen LLP

                         99  Omnicom's June 13, 2002 press release


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         OMNICOM GROUP INC.


Date: June 13, 2002                      By: /s/  Philip J. Angelastro
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                                             Philip J. Angelastro
                                             Senior Vice President,
                                             Finance and Controller


                                Page 3 of 6 Pages

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                                  EXHIBIT LIST


Exhibit                      Item
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16             Letter from Arthur Andersen LLP

99             Omnicom's June 13, 2002 press release


                                Page 4 of 6 Pages